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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported): November 16, 2000



                            CYBERIAN OUTPOST, INC.
                               a/k/a Outpost.com
            (Exact name of registrant as specified in its charter)


    Delaware                     000-24659                 06-1419111
------------------         ---------------------     ---------------------
 (State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)           Identification No.)
 incorporation)


                       23 North Main Street--PO Box 636
                            Kent, Connecticut 06757
                        -------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (860) 927-2050



                     ____________________________________
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ITEM 5.   OTHER EVENTS.

     On November 16, 2000, the registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1 - Press Release dated November 16, 2000.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CYBERIAN OUTPOST, INC.
                                    (Registrant)



Date: November 16, 2000             By: /s/  Katherine N. Vick
                                       -----------------------
                                        President